Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
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Supplement No. 12 dated September 14, 2018
to
Prospectus dated October 30, 2017
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This supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the "Company") dated October 30, 2017, as amended or supplemented (the "Prospectus").

You should carefully consider the "Risk Factors" beginning on page 34 of the Prospectus before you decide to invest.

Change to Share Repurchase Program Procedures

On September 13, 2018, we revised our share repurchase offer procedures to permit beneficial holders of fewer than 100 shares to tender all of their shares of common stock (“Shares”) in connection with a quarterly repurchase offer without being subject to proration in the event that the offer is oversubscribed. This change will apply to all future tender offers under our share repurchase program, beginning with our quarterly repurchase offer for the quarter ending September 30, 2018.

If the number of Shares submitted to us for repurchase exceeds the number of Shares that we are able to purchase, we will repurchase Shares on a pro rata basis, subject to “odd lot” priority, among the requests for repurchase received by us. The term “odd lots” means all Shares tendered by any person (an “Odd Lot Holder”) who owned beneficially or of record an aggregate of fewer than 100 Shares and completes the odd lot certification form attached to the Letter of Transmittal. Odd lots will be accepted for payment before any proration of the purchase of other tendered Shares, provided that (a) this priority is not available to partial tenders or to beneficial or record holders of 100 or more Shares in the aggregate, even if these holders have separate accounts or certificates representing fewer than 100 Shares, and (b) to qualify for this priority, an Odd Lot Holder must tender all Shares owned by the Odd Lot Holder in accordance with the procedures described in the applicable tender offer.